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Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Salvatore D'Auria, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that Amendment No. 1 to the Annual Report of Tut Systems Inc., on Form 10-K/A for the fiscal year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Amendment No. 1 to Annual Report on Form 10-K/A fairly presents in all material respects the financial condition and results of operations of Tut Systems, Inc.

By:	/s/ SALVATORE D'AURIA Salvatore D'Auria President, Chief Executive Officer and Chairman of the Board

Date: April 7, 2004

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  Exhibit 32.1